Q1 2026 EARNINGS PRESENTATION Jan Jenisch, Chairman and CEO Baris Oran, CFO April 30, 2026

2 SAFE HARBOR STATEMENT FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Certain statements in this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding expected cost savings, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such expected cost savings, targets, strategies, and statements. Forward-looking statements include those preceded by, followed by or that include the words such as “may,” “will,” “could,” “should,” “might,” “projects,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “continue,” “estimate,” or “pursue,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the effect of political, economic and market conditions and geopolitical events; the level of demand in the construction industry; the cyclicality of the industries and businesses in which our customers operate; changes in the cost and/or availability of raw materials required to run our business; energy and fuel costs; adverse weather conditions and natural disasters; the logistical and other challenges inherent in our operations; the actions and initiatives of current and potential competitors; the level and volatility of, interest rates and other market indices; the ability of Amrize to realize the expected synergies for our acquisitions; the ability of Amrize to achieve margin expansion goals; the ability of Amrize to maintain satisfactory credit ratings; the outcome of pending litigation or future litigation; the impact of current, pending and future legislation and regulation; factors related to the failure of Amrize to achieve some or all of the expected strategic benefits or opportunities expected from the separation from Holcim Ltd (“Holcim”); material costs and expenses as a result of the separation from Holcim; our limited history operating as an independent, publicly traded company; our obligation to indemnify Holcim pursuant to the agreements entered into connection with the separation and the risk Holcim may not fulfill any obligations to indemnify Amrize under such agreements; that under applicable tax law, Amrize may be liable for certain tax liabilities of Holcim following the separation if Holcim were to fail to pay such taxes; the fact that Amrize may receive worse commercial terms from third-parties for services it used to receive from Holcim prior to the separation; the fact that certain of Amrize's executive officers and directors may have actual or potential conflicts of interest because of their previous positions at Holcim; and potential difficulties in maintaining relationships with key personnel; and other factors which can be found in Amrize’s media releases and Amrize’s filings with the SEC. These statements are not guarantees of future performance and are subject to future events, risks and uncertainties – many of which are beyond our control, dependent on the actions of third parties, or currently unknown to us – as well as potentially inaccurate assumptions that could cause actual results to differ materially from our historical experience and our expectations and projections. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Amrize reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain Non-GAAP (or adjusted) financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Segment Adjusted EBITDA and Segment Adjusted EBITDA Margin. Reconciliations of Non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures are included below under “Appendix.” We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the Company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these Non-GAAP financial measures in making financial, operating and planning decisions, and evaluating Amrize’s and each business segment’s ongoing performance. Note that the definitions of these Non-GAAP financial measures may differ from those terms as defined or used by other companies. This presentation should be reviewed in conjunction with our first quarter fiscal 2026 earnings release and webcast of the earnings presentation conference call, which are available on Amrize’s website at investors.amrize.com.

3 Winthrop Center, Boston, MA Amrize inside Q1 2026 HIGHLIGHTS Jan Jenisch, Chairman and CEO

4 Q1 2026 HIGHLIGHTS REVENUES GROW +4.7% ON ACCELERATING CUSTOMER DEMAND 1 See appendix for Non-GAAP reconciliation. 2 The dividend is the first installment of the annual dividend of up to $0.44 per share, approved at the company's Annual General Meeting, and to be paid in up to four quarterly installments at the discretion of the Board. The last trading day with entitlement to receive this quarterly dividend, known as the cum-dividend date, is May 11, 2026. The shares will be traded ex-dividend on May 12, 2026, which is also the record date. The dividend will be made in the form of distributions paid out of legal reserves from capital contributions and are not subject to Swiss withholding tax. 3 These are forward-looking, Non-GAAP financial measures. Please refer to slide 14 for additional information. $1,500M Revenues +12.9% vs. Q1 2025 $170M Adjusted EBITDA1 +41.7% vs. Q1 2025 $678M Revenues -9.8% vs. Q1 2025 $78M Adjusted EBITDA1 -37.1% vs. Q1 2025 Building Materials Building Envelope $2,178M Revenues +4.7% vs. Q1 2025 $192M Adjusted EBITDA1 -10.3% vs. Q1 2025 Consolidated PB Materials Acquisition closed Feb 18 Positively contributed to Q1 $1.0B Share Repurchase To begin after Q1 earnings Investing for Growth $0.11/share First Quarterly Dividend To be paid on May 20, 20262 Reaffirming 2026 Guidance3 Shareholder Returns $272M Q1 Capex On track for $900M in 2026 +4% to +6% Revenues +8% to +11% Adjusted EBITDA

5 Commercial 51% Revenues1 Infrastructure 28% Revenues1 Residential 21% Revenues1 MARKET TRENDS STRONG PIPELINE OF CUSTOMER PROJECT STARTS IN 2026 1 % of 2025 total revenues. 2026 Outlook • Project pipeline continues to convert • New project starts in data centers, warehousing and logistics Q1 2026 • Accelerating demand led by data centers and energy projects • Growing new project starts and multi-year supply agreements for mega projects 2026 Outlook • Federal, state and local-level projects expected to continue • Aging North American infrastructure to require continued modernization Q1 2026 • Continued demand from state and federal funding • About 50% of IIJA funding has been spent 2026 Outlook • Seasonal trends expected to support weather- related repair & refurbishment demand in H2 • New construction recovery expected in 2027; U.S. housing shortage to drive long-term growth Q1 2026 • New construction continues to be soft • Lower repair & refurbishment demand

6 PARTNER OF CHOICE FOR PROFESSIONAL BUILDERS STRONG PIPELINE OF CUSTOMER PROJECT STARTS IN 2026 Dam Expansion, Colorado Key supplier of building materials DATA CENTERS ENERGY INFRASTRUCTURE Data Center, Texas Key supplier of building materials DATA CENTERS Data Center, Texas Key supplier of building materials River Ground Stabilization, New York Key supplier of building materials WATER INFRASTRUCTURE SPORTS COMPLEX Northwestern University Ryan Field Advanced roofing systems with Elevate Amazon Distribution Facility, New York Key supplier of building materials DISTRIBUTION & WAREHOUSING

7 Accelerating Synergies and Partnerships for Impact and REsults ASPIRE PROGRAM ON TRACK DRIVING VALUE THROUGH SCALE AND FOCUS Progress to Date: ✓ Onboarded 650+ new logistics and service providers to optimize third-party spend ✓ 400+ projects underway across raw materials, services, logistics and equipment ✓ Target 70bps of margin expansion in 2026, on track to achieving $250M in synergies through 2028

8 Executing Growth Projects CAPITAL ALLOCATION INVESTING FOR GROWTH AND RETURNING CASH TO SHAREHOLDERS Delivering Value-Accretive M&A Returning Cash to Shareholders • Special one-time dividend for 2025 of $0.44/share to be paid on May 4, 2026 • Board declared first quarterly dividend of $0.11/share to be paid on May 20, 2026 • Dividends will be paid as distributions out of legal capital reserves and are not subject to Swiss withholding tax • $1.0B share buyback program with 1-year expiration to begin after Q1 earnings • Invested $272M in Capex during Q1; on track for $900M of Capex in 2026 • Advancing key organic growth projects: Midlothian cement plant in Texas, Exshaw cement plant in Alberta, St. Constant cement plant in Quebec, Red Creek quarry in Colorado and Malarkey shingles plant in Indiana • Completed PB Materials acquisition on February 18, 2026 • Aggregates leader in high-growth West Texas with >50 years of reserves and 26 operational sites • Expected to be Adjusted EPS and cash accretive in 2026

9 Logistics center, Toronto, ON Amrize inside Q1 2026 RESULTS Baris Oran, CFO

BUILDING MATERIALS Q1 2026 RESULTS
MOMENTUM CONTINUES WITH STRONG MARGIN EXPANSION


Revenues
+12.9%
$1,329M
$1,500M
Q1 2025
Q1 2026


Adjusted EBITDA1
+41.7%
$120M
$170M
Q1 2025
Q1 2026

- Revenues grew 12.9%; volume growth reflecting accelerating customer demand with new project starts and mega-projects
- Cement[2] volumes up 13.9% and pricing down 2.4%; a large customer project impacted price but benefited margin
- Aggregates[2] volumes up 14.1% and freight adjusted pricing up 1.0% (including freight up 3.6%); pricing impacted by mix from large projects, geography and an acquisition
- Aggregates and U.S. cement price increases put in place in April; fuel surcharges being implemented
- Adjusted EBITDA margin up 230bps driven by continued volume growth, aggregates pricing, operational efficiency and ASPIRE

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[1] See appendix for Non-GAAP reconciliation.
[2] Cement volume and pricing figures presented above exclude trading. Aggregates pricing figures presented above are freight adjusted, excluding freight revenues. Cement and aggregates pricing figures presented above are constant currency, which reflects price adjusted to prior period foreign exchange rates.

AMRIZE

BUILDING ENVELOPE Q1 2026 RESULTS

SOFT ROOFING DEMAND; PRICING ACTIONS TAKEN IN Q2



Revenues
-9.8%
$752M
$678M
Q1 2025
Q1 2026



Adjusted EBITDA[1]
-37.1%
$124M
$78M
Q1 2025
Q1 2026

- Revenues down 9.8% on soft industry volumes and pricing
- Commercial repair and refurbishment demand resilient while new construction remained soft in Q1
- Residential roofing soft in Q1; seasonal trends to support weather-related repair and refurbishment in H2
- Adjusted EBITDA impacted by lower volumes, price-cost and a temporary plant disruption
- Adjusted EBITDA improvement expected to be driven by April price increases and fuel surcharges along with ASPIRE savings

[1] See appendix for Non-GAAP reconciliation.

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12 BALANCE SHEET FLEXIBILITY TO INVEST FOR GROWTH & RETURN CASH TO SHAREHOLDERS Balance Sheet as of March 31, 2026 Baa1 Moody’s $1.1B Cash & Cash Equivalents 1 Represents $1.2B undrawn portion of the Commercial Paper Program, undrawn $2.0B Revolving Credit Facility and $1.1B Cash & Cash Equivalents as of March 31 2026. BBB+ Standard & Poor’s $120M $118M $70M Q1 2024 Q1 2025 Q1 2026 Interest Expense, Net $4.3B Total Available Liquidity1 6.4 years Weighted Average Debt Maturity 5.1% Weighted Average Interest Rate Investment Grade Credit Ratings

2026 GUIDANCE
KEY DRIVERS

END-MARKETS OUTLOOK

Commercial

- ✓ Project pipeline continues to convert
- ✓ New project starts in data centers, warehousing and logistics

Infrastructure

- ✓ Federal, state and local-level projects expected to continue
- ✓ Aging North American infrastructure to require continued modernization

Residential

- ✓ Seasonal trends expected to support weather-related repair & refurbishment demand in H2
- ✓ New construction recovery expected in 2027; U.S. housing shortage to drive long-term growth

BUILDING MATERIALS

- ✓ Cement: pricing up low-single digits
- ✓ Aggregates: pricing up mid-single digits
- ✓ Positive volume growth in cement and aggregates with increasing customer demand across Building Materials
- ✓ Price increases put in place; fuel surcharges being implemented

BUILDING ENVELOPE

- ✓ Commercial roofing: volumes up low-single digits
- ✓ Residential roofing: flat volumes; improvement in H2
- ✓ Price increases put in place; fuel surcharges being implemented

ASPIRE PROGRAM

- ✓ Target 70bps of margin expansion in 2026
- ✓ On track to achieve $250M in synergies through 2028

2026 cement and aggregates pricing assumptions exclude fuel surcharges.

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14 REAFFIRMING 2026 GUIDANCE Revenues $12.29B - 12.52B +4% to +6% Adjusted EBITDA $3.25B - $3.34B +8% to +11% The Company provides forward-looking guidance regarding Adjusted EBITDA. The Company cannot, without unreasonable effort, forecast certain items required to develop meaningful comparable GAAP financial measures. These items include acquisition and integration costs, supply chain optimization, restructuring, foreign exchange rate changes, as well as other non-cash and unusual items that are difficult to predict in advance to include in a GAAP estimate. For the same reasons, the Company is unable to address the probable significance of the items.

15 One World Trade Center, New York, NY Amrize inside APPENDIX

16 RECONCILIATION OF ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (1) Acquisition and integration-related costs are those incurred for business combinations, including advisory, legal, valuation, and other professional fees. Certain warranty charges related to a pre-acquisition manufacturing issue are also included. (2) Litigation-related costs include certain litigation settlements, environmental remediation, and legal-related consulting and professional fees that are not representative of expenses arising in the ordinary course of business. (3) Restructuring and other costs include charges associated with non-core sites. (4) Spin-off and separation-related costs notably include rebranding costs. (5) Other non-operating income, net primarily consists of gains on proceeds from property and casualty insurance.

SUPPLEMENTARY DATA – FINANCIAL RESULTS

Amrize Ltd ($ in millions, except per share data)	Q1 2026	Q1 2025
Revenues:		
Building Materials[1]	1,500	1,329
Building Envelope	678	752
Total Revenues	2,178	2,081
Cost of revenues:		
Building Materials	1,231	1,118
Building Envelope	511	527
Total cost of revenues	1,742	1,645
Other segment expenses[2]:		
Building Materials	99	91
Building Envelope	89	101
Total other segment expenses	188	192
Segment Adjusted EBITDA:		
Building Materials	170	120
Building Envelope	78	124
Segment Adjusted EBITDA	248	244
Unallocated corporate costs	(56)	(30)
Adjusted EBITDA	192	214
Depreciation, depletion, accretion and amortization	(236)	(218)
Interest expense, net	(70)	(118)
Income tax benefit	27	46
Acquisition and integration-related costs[3]	(23)	(3)
Litigation-related costs[4]	(2)	-
Restructuring and other costs[5]	(3)	-
Spin-off and separation-related costs[6]	(4)	(9)
Other non-operating income, net[7]	1	1
Net loss	(118)	(87)
Net loss attributable to non-controlling interests	2	-
Net loss attributable to the Company	(116)	(87)
Loss per share attributable to the Company		
Basic	$ (0.21)	$ (0.16)
Diluted	$ (0.21)	$ (0.16)
Weighted-average number of shares outstanding		
Basic	553.2	553.1
Diluted	553.2	553.1

Totals may not sum due to rounding.

(1) Segment revenues for Building Materials are presented net of interproduct revenues between our Cement and Aggregates and other construction materials product lines.
(2) Other segment expenses consist of selling, general and administrative expenses and gains on disposals of long-lived assets.
(3) Acquisition and integration-related costs are those incurred for business combinations, including advisory, legal, valuation, and other professional fees. Certain warranty charges related to a pre-acquisition manufacturing issue are also included.
(4) Litigation-related costs include certain litigation settlements, environmental remediation, and legal-related consulting and professional fees that are not representative of expenses arising in the ordinary course of business.
(5) Restructuring and other costs include charges associated with non-core sites.
(6) Spin-off and separation-related costs notably include rebranding costs.
(7) Other non-operating income, net primarily consists of gains on proceeds from property and casualty insurance.

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18 SUPPLEMENTARY DATA – ADJUSTED DILUTED LOSS PER SHARE RECONCILIATION Totals may not sum due to rounding. (1) Acquisition and integration-related costs are those incurred for business combinations, including advisory, legal, valuation, and other professional fees. Certain warranty charges related to a pre-acquisition manufacturing issue are also included. (2) Restructuring and other costs include charges associated with non-core sites. (3) Spin-off and separation-related costs notably include rebranding costs. For the U.S. GAAP to Adjusted diluted loss per share reconciliation adjusted items are shown net of tax in aggregate of $8 million and $3 million for the for the three months ended March 31, 2026and 2025 respectively, based on applying the statutory tax rate for the jurisdictions in which the adjustment occurred or, by adjusting the tax effect to consider the impact of applying an annual effective tax rate on an interim basis. For purposes of reconciling Adjusted diluted loss per share with respect to taxes period-over-period, the Company utilizes a “rate approach” to highlight the impact of the adjusted tax rate. It is computed by multiplying the prior period adjusted rate by the current period adjusted income before taxes to determine the expected tax expense. Such expected tax expense is then compared to actual tax expense. Expected tax in excess of actual tax variance is favorable; actual tax in excess of expected tax variance is unfavorable. The variance divided by diluted shares outstanding at the end of the period yields the impact on loss per share. Management believes the use of this measure best aids in explaining the impact of a changing tax rate. Amrize Ltd ($ per share) Q1 2026 Q1 2025 Diluted loss per share $ (0.21) $ (0.16) Acquisition and integration-related costs (1) 0.03 0.01 Restructuring and other costs (2) 0.01 - Spin-off and separation-related costs (3) 0.01 0.01 Adjusted diluted loss per share $ (0.16) $ (0.14)

19 SUPPLEMENTARY DATA – HISTORICAL VOLUMES (1) Cement volume figures presented above exclude trading. (2) Percentage changes for aggregates - tons sold in Q1 2025 and Q2 2025 are different than historical reporting due to rounding. Amrize Ltd Building Materials Segment - Volumes in millions Q1 2025 Q1 2024 % Change in millions FY 2025 FY 2024 % Change Cement - tons sold (1) 3.6 4.0 (10.0%) Cement - tons sold (1) 22.4 22.6 (0.9%) Aggregates - tons sold (2) 15.6 17.7 (11.9%) Aggregates - tons sold 118.9 119.8 (0.8%) in millions Q2 2025 Q2 2024 % Change Cement - tons sold (1) 6.0 6.4 (6.3%) Aggregates - tons sold (2) 32.2 33.2 (3.0%) in millions Q3 2025 Q3 2024 % Change Cement - tons sold (1) 7.1 6.7 6.0% Aggregates - tons sold 40.2 38.9 3.3% in millions Q4 2025 Q4 2024 % Change Cement - tons sold (1) 5.7 5.5 3.6% Aggregates - tons sold 30.9 30.0 3.0% in millions Q1 2026 Q1 2025 % Change Cement - tons sold (1) 4.1 3.6 13.9% Aggregates - tons sold (2) 17.8 15.6 14.1%

SUPPLEMENTARY DATA – HISTORICAL PRICING

Amrize Ltd
Building Materials Segment - Average Selling Prices

$ per ton	Q1 2025	Q1 2024	%Change	Constant Currency[3]	%Change Constant Currency
Cement - price per ton[1]	$171.76	$169.42	1.4%	$173.57	2.4%
Aggregates - price per ton[2]	$15.14	$13.74	10.2%	$15.46	12.5%

$ per ton	FY 2025	FY 2024	%Change	Constant Currency[3]	%Change Constant Currency
Cement - price per ton[1]	$170.05	$170.21	(0.1%)	$170.65	0.3%
Aggregates - price per ton[2]	$14.06	$13.35	5.3%	$14.16	6.1%

$ per ton	Q2 2025	Q2 2024	%Change	Constant Currency[3]	%Change Constant Currency
Cement - price per ton[1]	$171.52	$170.62	0.5%	$172.16	0.9%
Aggregates - price per ton[2]	$14.05	$13.34	5.3%	$14.18	6.3%

$ per ton	Q3 2025	Q3 2024	%Change	Constant Currency[3]	%Change Constant Currency
Cement - price per ton[1]	$170.02	$172.26	(1.3%)	$171.25	(0.6%)
Aggregates - price per ton[2]	$13.85	$13.23	4.7%	$13.95	5.4%

$ per ton	Q4 2025	Q4 2024	%Change	Constant Currency[3]	%Change Constant Currency
Cement - price per ton[1]	$167.52	$167.80	(0.2%)	$166.51	(0.8%)
Aggregates - price per ton[2]	$13.79	$13.27	3.9%	$13.77	3.8%

$ per ton	Q1 2026	Q1 2025	%Change	Constant Currency[3]	%Change Constant Currency
Cement - price per ton[1]	$168.83	$171.76	(1.7%)	$167.67	(2.4%)
Aggregates - price per ton[2]	$15.52	$15.14	2.5%	$15.29	1.0%

(1) Cement pricing figures presented above exclude trading.
(2) Aggregates pricing figures presented above are freight adjusted, excluding freight revenues.
(3) Constant Currency reflects price adjusted to prior period foreign exchange rates.

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